UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 23, 2022.

PROG HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39628	85-2484385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 W. Data Drive	Draper,	Utah	84020-2315
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (385) 351-1369
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	PRG	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.     Regulation FD Disclosure.
On February 23, 2022, PROG Holdings, Inc. (the “Company”) held a conference call and webcast to discuss its financial and operational results for the fourth quarter and full year of 2021 (the “earnings call”). While the conference call facility was available, the webcast was not available during the earnings call due to technical difficulties beyond the control of the Company. As a result, the Company is furnishing a transcript of the earnings call with this Current Report on Form 8-K.
The information in this Current Report on Form 8-K and the accompanying exhibit is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The earnings transcript, as well as recorded audio of the earnings call, are also available on the Company’s website at www.progholdings.com under Investors: Events & Presentations.
The earnings call transcript referred to herein contains forward-looking statements as defined by the Securities Act and the Exchange Act. Such forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as “expected”, “believe”, “expect”, “outlook”, “expectation” and similar forward-looking terminology. These risks and uncertainties include factors such as (i) the impact of the COVID-19 pandemic, including new variants or additional waves of COVID-19 infections, on: (a) demand for the lease-to-own products offered by our Progressive Leasing segment, (b) Progressive Leasing’s point-of-sale (“POS”) partners, and Vive’s and Four’s merchant partners, (c) Progressive Leasing’s, Vive’s and Four’s customers, including their ability and willingness to satisfy their obligations under their lease agreements and loan agreements, (d) Progressive Leasing’s POS partners being able to obtain the merchandise their customers need or desire, (e) our employees and labor needs, including our ability to adequately staff our operations, (f) our financial and operational performance, and (g) our liquidity; (ii) changes in the enforcement of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our businesses; (iii) increased focus by federal and state regulators on alternative consumer financial services products, including businesses that serve subprime consumers, such as our Progressive Leasing, Vive Financial and Four Technologies businesses, and other types of legal and regulatory proceedings and investigations, including those related to consumer protection, customer privacy, third party and employee fraud and information security; (iv) the potential unfavorable effects on our business of the rapid increase in the rate of inflation being experienced in the economy including on customer demand for the merchandise that our POS partners sell, and on our customers’ ability to make the lease and loan payments they owe the Company; (v) a large percentage of the Company’s revenues being concentrated with several of Progressive Leasing’s key POS partners; (vi) the risks that Progressive Leasing will be unable to attract new POS partners or retain and grow its business with its existing POS partners; (vii) the risk that our capital allocation strategy, including our current share repurchase program, will not be effective at enhancing shareholder value; (viii) Vive’s business model differing significantly from Progressive Leasing’s, which creates specific and unique risks for the Vive business, including Vive’s reliance on two bank partners to issue its credit products and Vive’s exposure to the unique regulatory risks associated with the lending-related laws and regulations that apply to its business; (ix) adverse consequences to Progressive Leasing, including additional monetary penalties and/or injunctive relief, if it fails to comply with the terms of its 2020 settlement with the FTC, as well as the possibility of other regulatory authorities and third parties bringing legal actions against Progressive Leasing based on the same allegations that led to the FTC settlement; (x) increased competition from traditional and virtual lease-to-own competitors and also from competitors of our Vive segment; (xi) our increased level of indebtedness; (xii) our ability to protect confidential, proprietary, or sensitive information, including the personal and confidential information of our customers, which may be adversely affected by cyber-attacks, employee or other internal misconduct, computer viruses, electronic break-ins or “hacking”, or similar disruptions, any one of which could have a material adverse impact on our results of operations, financial condition, and prospects; (xiii) the effects of any increased expenses or unanticipated liabilities incurred as a result of, or due to activities related to, our recent acquisition of Four Technologies; (xiv) Four Technologies’ business model differing significantly from Progressive Leasing’s and Vive’s, which creates specific and unique risks for the Four Technologies business, including its exposure to the unique regulatory risks associated with the laws and regulations that apply to its business; and (xv) the other risks and uncertainties discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission on February 23, 2022. Statements in the earnings call transcript referred to herein that are “forward-looking” include without limitation statements about (i) the benefits of the recapitalization of our balance sheet on our earnings per share and cost of capital; (ii) our capital allocation priorities; (iii) increasing our share of the addressable market for our products and services; (iv) our future profitability and free cash flow; (v) the benefits we expect from our investments in existing and new products and partnerships; and (vi) our outlook for 2022. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the earnings call. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of the earnings call.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

Exhibit No.	Description

99.1	PROG Holdings, Inc. Earnings Transcript dated February 23, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG Holdings, Inc.
		By:	/s/ Brian Garner
Date:	February 23, 2022		Brian Garner Chief Financial Officer